                                                                   EXHIBIT 10.21


                     SECOND AMENDMENT TO MASTER AGREEMENT
                                    BETWEEN
                              DTE-COENERGY, L.L.C.
                                      AND
                    GREEN MOUNTAIN ENERGY RESOURCES, L.L.C.

     This Second Amendment to Master Agreement ("Amendment") is executed as of February 18, 1999 by and between DTE-CoEnergy, L.L.C. ("Supplier") and Green Mountain Energy Resources, L.L.C. ("Green Mountain") and, together with supplier, (the "Parties").

     The Parties are Parties to a Master Agreement dated September 11, 1998, as amended, ("Agreement") and agree to amend the Agreement as follows:

1.   The following defined term is added to Paragraph 1:

     "SETTLEMENT PROCESS:   The process of settling with the EDC for the charges
or credits associated with volumetric differences between the scheduled deliveries and the Designated Green Mountain Customers' actual use."

2.   The following is added to the end Paragraph 5B:

     Green Mountain shall allocate Supplier a percentage share of the total aggregate energy requirements of its' Load Profiled Retail Customers for each ECAR EDC, representing one hundred percent (100%) of incremental customer additions, until such time as Supplier has been allocated the minimum percentage specified in Paragraph 5A as may be limited by Paragraph 5C. Such allocation shall commence by May 1 or as soon as thereafter as practical and continue until all EDC's allow Green Mountain to utilize multiple suppliers of Wholesale Products. An example of the allocation is set forth in Exhibit A to the Second Amendment.

     Sixty days after the first billing month in which an EDC allows Green Mountain to use multiple suppliers of Wholesale Products the percentage share referred to in the preceding paragraph will be converted to Designated Green Mountain Customers and which will be included in the Customer Group corresponding to the date they began to receive service pursuant to the preceding paragraph

     Green Mountain shall be responsible for the Settlement Process for each EDC where the Designated Green Mountain Customers are served by more than one supplier of Wholesale Products. Green Mountain's responsibility for the Settlement Process shall last until 60 days after the first billing month in which such EDC allows Green Mountain to use multiple suppliers of Wholesale Products at which time the Supplier shall resume responsibility for the Settlement Process. Green Mountain shall allocate Settlement Process credits and charges among all of its Wholesale Product suppliers serving Load Profiled Retail Customers in each EDC based on the percentage share of the total aggregate energy requirements served by each such supplier. Any charge or credit to the

                                      -1-
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Supplier by the EDC will be included on the Supplier's next monthly invoice to
Green Mountain and be paid by Green Mountain or deducted by Supplier as the case may be.

3.  Except as hereinbefore set forth, the Agreement remains unchanged.

DTE-CoEnergy, L.L.C.                           Green Mountain Energy
                                               Resources, L.L.C.

By:    /s/Richard A. Zachariason               By:    /s/Thomas C. Boucher

Title:  President                              Title:  Vice President

Date:   2/19/99                                Date:   2/18/99



Daily Settlement Example                                               Exhibit A

------------------------------------------------------------------------------------------------------------------------------------
Aggregate Allocation
------------------------
                (54%)         (46%)        Composite    Reconciled      Reconciled     EDC        Excess     Deficient
                Sch. 1        Sch. 2       Schedule        Load            Load        Rate     Reimburse.    Charge      Total
                  MW            MW            MW            MW              MW        $/MWh         $            $          $
            ----------------------------  -----------  ------------    -----------   -------  -----------------------------------
Hour 1               3             2              5           4.6             0.4     18.00         (7.20)          -      (7.20)
Hour 2               3             2              5           5.7            -0.7     18.50             -       12.95      12.95
Hour 3               3             2              5           6.1            -1.1     18.30             -       20.13      20.13
Hour 4               3             3              6           5.5             0.5     18.60         (9.30)          -      (9.30)
Hour 5               3             3              6           6.1            -0.1     18.20             -        1.82       1.82
Hour 6               4             3              7           6.5             0.5     19.70         (9.85)          -      (9.85)
Hour 7               4             4              8           7.5             0.5     25.73        (12.87)          -     (12.87)
Hour 8               4             4              8           8.0             0.0     25.00             -           -          -
Hour 9               4             4              8           8.5            -0.5     24.50             -       12.25      12.25
Hour 10              4             4              8           8.4            -0.4     25.00             -       10.00      10.00
Hour 11              4             4              8           8.3            -0.3     25.00             -        7.50       7.50
Hour 12              4             4              8           8.9            -0.9     25.00             -       22.50      22.50
Hour 13              4             4              8           7.9             0.1     25.00         (2.50)          -      (2.50)
Hour 14              5             4              9           8.6             0.4     25.00        (10.00)          -     (10.00)
Hour 15              5             5             10           9.2             0.8     25.00        (20.00)          -     (20.00)
Hour 16              5             5             10          10.6            -0.6     25.00             -       15.00      15.00
Hour 17              5             4              9           8.8             0.2     25.00         (5.00)          -      (5.00)
Hour 18              4             4              8           7.9             0.1     26.03         (2.60)          -      (2.60)
Hour 19              4             4              8           7.6             0.4     25.00        (10.00)          -     (10.00)
Hour 20              4             4              8           6.5             1.5     25.00        (37.50)          -     (37.50)
Hour 21              4             4              8           7.0             1.0     25.00        (25.00)          -     (25.00)
Hour 22              3             3              6           6.8            -0.8     24.97             -       19.98      19.98
Hour 23              3             3              6           6.7            -0.7     18.07             -       12.65      12.65
Hour 24              3             3              6           5.2             0.8     17.96        (14.37)          -     (14.37)
            ----------------------------  -----------  ------------    -----------            ------------------------------------
                    92            86            178         176.9             1.1                 (166.19)     134.78     (31.41)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Supplier 1 Allocation
--------------------------                                (54%)
                (54%)         (46%)        Composite    Reconciled      Reconciled     EDC        Excess     Deficient
                Sch. 1        Sch. 2       Schedule        Load            Load        Rate     Reimburse.    Charge      Total
                  MW            MW            MW            MW              MW        $/MWh         $            $          $
            ----------------------------  -----------  ------------    -----------   -------  -----------------------------------
Hour 1               3                            3          2.48             0.5     18.00         (9.29)          -      (9.29)
Hour 2               3                            3          3.08            -0.1     18.50             -        1.44       1.44
Hour 3               3                            3          3.29            -0.3     18.30             -        5.38       5.38
Hour 4               3                            3          2.97             0.0     18.60         (0.56)          -      (0.56)
Hour 5               3                            3          3.29            -0.3     18.20             -        5.35       5.35
Hour 6               4                            4          3.51             0.5     19.70         (9.65)          -      (9.65)
Hour 7               4                            4          4.05            -0.1     25.73             -        1.29       1.29
Hour 8               4                            4          4.32            -0.3     25.00             -        8.00       8.00
Hour 9               4                            4          4.59            -0.6     24.50             -       14.46      14.46
Hour 10              4                            4          4.54            -0.5     25.00             -       13.40      13.40
Hour 11              4                            4          4.48            -0.5     25.00             -       12.05      12.05
Hour 12              4                            4          4.81            -0.8     25.00             -       20.15      20.15
Hour 13              4                            4          4.27            -0.3     25.00             -        6.65       6.65
Hour 14              5                            5          4.64             0.4     25.00         (8.90)          -      (8.90)
Hour 15              5                            5          4.97             0.0     25.00         (0.80)          -      (0.80)
Hour 16              5                            5          5.72            -0.7     25.00             -       18.10      18.10
Hour 17              5                            5          4.75             0.2     25.00         (6.20)          -      (6.20)
Hour 18              4                            4          4.27            -0.3     26.03             -        6.92       6.92
Hour 19              4                            4          4.10            -0.1     25.00             -        2.60       2.60
Hour 20              4                            4          3.51             0.5     25.00        (12.25)          -     (12.25)
Hour 21              4                            4          3.78             0.2     25.00         (5.50)          -      (5.50)
Hour 22              3                            3          3.67            -0.7     24.97             -       16.78      16.78
Hour 23              3                            3          3.62            -0.6     18.07             -       11.17      11.17
Hour 24              3                            3          2.81             0.2     17.96         (3.45)          -      (3.45)
            ----------------------------  -----------  ------------    -----------            -----------------------------------
                    92                           92         95.53            -3.5                  (56.60)     143.74      87.14
------------------------------------------------------------------------------------------------------------------------------------


Supplier 2 Allocation
-------------------------                                  (46%)
                (54%)         (46%)        Composite    Reconciled      Reconciled     EDC        Excess     Deficient
                Sch. 1        Sch. 2       Schedule        Load            Load        Rate     Reimburse.    Charge      Total
                  MW            MW            MW            MW              MW        $/MWh         $            $          $
            ----------------------------  -----------  ------------    -----------   -------  -----------------------------------
Hour 1                             2              2          2.12            -0.1     18.00             -        2.09       2.09
Hour 2                             2              2          2.62            -0.6     18.50             -       11.51      11.51
Hour 3                             2              2          2.81            -0.8     18.30             -       14.75      14.75
Hour 4                             3              3          2.53             0.5     18.60         (8.74)          -      (8.74)
Hour 5                             3              3          2.81             0.2     18.20         (3.53)          -      (3.53)
Hour 6                             3              3          2.99             0.0     19.70         (0.20)          -      (0.20)
Hour 7                             4              4          3.45             0.6     25.73        (14.15)          -     (14.15)
Hour 8                             4              4          3.68             0.3     25.00         (8.00)          -      (8.00)
Hour 9                             4              4          3.91             0.1     24.50         (2.21)          -      (2.21)
Hour 10                            4              4          3.86             0.1     25.00         (3.40)          -      (3.40)
Hour 11                            4              4          3.82             0.2     25.00         (4.55)          -      (4.55)
Hour 12                            4              4          4.09            -0.1     25.00             -        2.35       2.35
Hour 13                            4              4          3.63             0.4     25.00         (9.15)          -      (9.15)
Hour 14                            4              4          3.96             0.0     25.00         (1.10)          -      (1.10)
Hour 15                            5              5          4.23             0.8     25.00        (19.20)          -     (19.20)
Hour 16                            5              5          4.88             0.1     25.00         (3.10)          -      (3.10)
Hour 17                            4              4          4.05             0.0     25.00             -        1.20       1.20
Hour 18                            4              4          3.63             0.4     26.03         (9.53)          -      (9.53)
Hour 19                            4              4          3.50             0.5     25.00        (12.60)          -     (12.60)
Hour 20                            4              4          2.99             1.0     25.00        (25.25)          -     (25.25)
Hour 21                            4              4          3.22             0.8     25.00        (19.50)          -     (19.50)
Hour 22                            3              3          3.13            -0.1     24.97             -        3.20       3.20
Hour 23                            3              3          3.08            -0.1     18.07             -        1.48       1.48
Hour 24                            3              3          2.39             0.6     17.96        (10.92)          -     (10.92)
            ----------------------------  -----------  ------------    -----------            -----------------------------------
                     0            86             86         81.37             4.6                 (155.12)      36.57    (118.55)
------------------------------------------------------------------------------------------------------------------------------------

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